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                                                                   EXHIBIT 10.11
                         INTEREST RATE HEDGE ASSIGNMENT

        THIS ASSIGNMENT dated as of February 7, 1997, made by T&W Financial Corporation (the "Assignor") to CoreStates Bank, N.A. ("CoreStates"), as Collateral Agent (in such capacity, the "Collateral Agent") under the Security Agreement referred to below.

        PRELIMINARY STATEMENTS:

        (1) T&W Funding Company I, L.C.C. ("Funding"), T&W Financial Corporation ("TWFC") and Norwest Bank Minnesota, National Association (the "Trustee") have entered into a Trust and Security Agreement dated as of February 1, 1997 (the "Trust and Security Agreement").

        (2) TWFC, Funding and Centre Square Funding Corporation ("Centre Square") have entered into a Certificate Purchase Agreement dated as of February 7, 1997 (the "Certificate Purchase Agreement" and, together with the Trust and Security Agreement, the "Agreements"). Capitalized terms used and not defined herein have the meanings given to them in the Certificate Purchase Agreement.

        (3) Centre Square will pledge its rights under the Agreements to the Collateral Agent for the benefit of the Liquidity Banks and the holders of Commercial Paper pursuant to a Security Agreement, dated February 7, 1997 between Centre Square and the Collateral Agent (the "Security Agreement").

        (4) It is a condition precedent to the purchase of the Certificates by Centre Square under the Certificate Purchase Agreement that the Assignor shall have made the assignment contemplated by this Agreement.

        NOW, THEREFORE, in consideration of the foregoing premises and in order to induce Centre Square to purchase the Certificates, the Assignor hereby agrees as follows:

        SECTION 1. Assignment. The Assignor hereby assigns to the Collateral Agent, for the benefit of Centre Square, all of the Assignor's right, title and interest in and to the Swap Agreement entered into by the Assignor in connection with the Agreements (the "Assigned Agreement"), including, without limitation,
(i) all rights of the Assignor to receive moneys due and to become due under or pursuant to the Assigned Agreement, (ii) all rights of the Assignor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreement, (iii) claims of the Assignor for damages arising out of or for breach of or default under the Assigned Agreement (iv) the right of the Assignor to terminate the Assigned Agreement, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder, and (v) all proceeds of any and all of the foregoing (the






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assignment of the Assignor's right, title and interest to and in the Assigned
Agreement and the rights thereunder being referred to as the "Assigned Rights"). The Assignor hereby acknowledges the Assigned Rights constitute part of the Collateral under and as defined in the Security Agreement and that the assignment contained herein is subject to the terms and provisions of the Security Agreement with respect to any Collateral to the extent such terms and provisions are not inconsistent herewith.

        SECTION 2. Assignor Remains Liable. Anything herein to the contrary notwithstanding, (a) the Assignor shall remain liable under the Assigned Agreement to perform all of its duties and obligations thereunder to the same extent as if this Assignment had not been executed, (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release the Assignor from any of its duties or obligations under the Assigned Agreement, and (c) neither the Collateral Agent, the Liquidity Banks, the holders of the Commercial Paper, MBIA nor Centre Square shall have any obligation or liability under the Assigned Agreement by reason of this Agreement, nor shall any of them be obligated to perform any of the obligations or duties of the Assignor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

        SECTION 3. Covenants. The Assignor covenants as follows:

        (a) Promptly following the execution of the Assigned Agreement, the Assignor shall obtain and deliver to the Collateral Agent an Acknowledgment and Consent executed by the parties to the Assigned Agreement (other than the Assignor), in substantially the form of Exhibit A hereto.

        (b) The Assignor shall not, without the prior written consent of the Collateral Agent (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Assigned Rights, or create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any of the Assigned Rights, except for the assignment created by this Assignment; (ii) cancel or terminate the Assigned Agreement or consent to or accept any cancellation or termination thereof; (iii) amend or otherwise modify the Assigned Agreement or give any consent, waiver or approval thereunder; (iv) waive any default under or breach of the Assigned Agreement; or (v) take any other action in connection with the Assigned Agreement which would impair the value of the interest or rights of such Person thereunder or which would impair the interests or rights of the Agent.

        (c) The Assignor agrees that from time to time, at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to perfect and protect the assignment granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Assigned Rights.






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        (d)     The Assignor shall keep the office where it keeps its records concerning the Assigned Rights at 6416 Pacific Heights E., Tacoma, Washington 98424. Until the Collateral Agent requests that the Assignor deliver the original copies of the Assigned Agreement to the Collateral Agent, the Assignor will hold and preserve the original copy of the Assigned Agreement and will permit representatives of the Collateral Agent at any time during normal business hours to inspect and make copies thereof.

        (e) The Assignor shall at its expense (i) perform and observe all the terms and provisions of the Assigned Agreement to be performed or observed by it, maintain the Assigned Agreement in full force and effect (until such Assigned Agreement expires or terminates by its terms), enforce the Assigned Agreement in accordance with its terms, and take all such action to such end as may be from time to time reasonably requested by the Collateral Agent; and (ii) furnish to the Collateral Agent promptly upon receipt thereof copies of all notices, requests and other documents received by the Assignor under or pursuant to the Assigned Agreement, and from time to time (A) furnish to the Collateral Agent such information and reports regarding the Assigned Rights as the Collateral Agent may reasonably request and (B) upon request of the Collateral Agent make to any other party to the Assigned Agreement such demands and requests for information and reports or for action as the Assignor is entitled to make thereunder.

        SECTION 4. Payments Under the Assigned Agreements. Until the Final Payment Date (as defined in the Trust and Security Agreement) the Collateral Agent shall receive and hold all payments owing under the Assigned Agreement and apply such payments as provided in the Security Agreement. After the Final Payment Date, this Assignment shall terminate and any and all payments, if any, received by the Collateral Agent under the Assigned Agreement shall be held in trust by the Collateral Agent and forthwith delivered to the Assignor at its address specified in Section 10.

        SECTION 5. Collateral Agent Appointed Attorney-in-Fact. The Assignor hereby appoints the Collateral Agent its attorney-in-fact, with full authority in the place and stead of it and in its name, to take, from time to time in the Collateral Agent's discretion, any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Assignment, including, without limitation:

        (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Assigned Agreement and the Assigned Rights;

        (b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection therewith; and

        (c) to exercise any and all rights and remedies of the Assignor under or in connection with the Assigned Agreement or otherwise in respect of the Assigned Rights,




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including, without limitation, the filing of any claims or taking of any action or institution of any proceedings which the Collateral Agent may deem necessary or desirable for the collection of any of the Assigned Rights or otherwise to enforce compliance with the terms and conditions of the Assigned Agreement or any of the Assigned Rights.

        SECTION 6. Collateral Agent May Perform. If the Assignor fails to perform any agreement contained herein, the Collateral Agent, in its sole discretion, may itself perform, or cause performance of, such agreement, but shall be under no obligation to so act, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Assignor under Section 8.

        SECTION 7. The Collateral Agent's Duties. The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Assigned Agreement and the Assigned Rights and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any of the original copy of the Assigned Agreement in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to the Assigned Agreement or the Assigned Rights or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to the Assigned Agreement or the Assigned Rights. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the original copy of the Assigned Agreement in its possession if the Assigned Agreement is accorded treatment substantially equal to that which the Collateral Agent accords its own property.

        SECTION 8. Indemnity and Expenses. The Assignor agrees to indemnify Centre Square, the Collateral Agent and their respective successors, assigns and Affiliates from and against any and all claims, losses and liabilities (including reasonable attorneys' and paralegals' fees) growing out of or resulting from this Assignment (including, without limitation, enforcement of this Assignment), except claims, losses or liabilities resulting from such indemnitee's gross negligence or willful misconduct.

        SECTION 9. Amendments; Etc. No amendment or waiver of any provision of this Assignment, and no consent to any departure by the Assignor herefrom shall in any event be effective unless the same shall be in writing and signed by MBIA and the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        SECTION 10. Addresses for Notices. All notices and other communications provided for hereunder shall be given in the manner and to each party hereto at the following addresses:





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if to the Assignor:

     T&W Financial Corporation
     6416 Pacific Heights E.
     Tacoma, Washington 98424
     Attention: President
     Facsimilie: (206) 926-0739

if to CoreStates:

     CoreStates Bank, N.A.
     1345 Chestnut Street
     Philadelphia, PA 19101
     Attention:  Commercial Paper Product Manager - Cindy Barton
     Facsimilie:  (215) 973-1887

        SECTION 11. Continuing Assignment; Assignments under Agreements. This Assignment shall (i) remain in full force and effect until the Final Payment Date, (ii) be binding upon the Assignor and its successors and assigns, and
(iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, Centre Square and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), Centre Square may assign or otherwise transfer all or any portion of its rights and obligations hereunder to the extent permitted under the Certificate Purchase Agreement.

        SECTION 12. No Bankruptcy Petition. The Collateral Agent covenants and agrees that, until the later to occur of (i) one year and a day after the Final Payment Date paid in full and (ii) the cancellation of the Surety Bond, the undersigned will not institute against Funding, or join any other person in instituting against Funding, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or similar proceeding under the laws of any jurisdiction.

        SECTION 13. Governing Law; Terms. This Assignment shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of law principles.

        SECTION 14. Counterparts. This Assignment may be executed in counterparts, each of which when executed by the parties hereto shall be deemed an original and all of which together shall be deemed the same Agreement.

        SECTION 15. Third Party Beneficiary. MBIA is intended to be, and hereby is, a third party beneficiary of this Assignment with respect to Sections 9 and 12 hereof.





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        IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                        T&W FINANCIAL CORPORATION

                                        By /s/  [SIG]
                                          -------------------------------
                                          TITLE:  Chief Executive Officer


Agreed and Accepted as of this 7th
day of February, 1997.

CORESTATES BANK, N.A.
as Collateral Agent

By /s/ JOHN L. DALE
  -------------------------------
  Title:  Vice President





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                                                                       EXHIBIT A

                           ACKNOWLEDGMENT AND CONSENT

        The undersigned hereby acknowledges notice of, and consents to the terms and provisions of, that certain Interest Rate Hedge Assignment (the "Assignment") dated as of February 7, 1997 made by T&W Financial Corporation (the "Assignor") to CoreStates Bank, N.A. ("CoreStates"), as collateral agent (the "Collateral Agent"). Capitalized terms used herein without definition shall have the meanings set forth in the Assignment. The undersigned hereby agrees as follows:

        (a) The undersigned will make all payments to be made by it under or in connection with the Master ISDA Agreement dated February 7, 1997, between Assignor and the undersigned and all schedules executed in connection herewith (the "Assigned Agreement") and the confirmation dated February 7, 1997, (together with any other confirmations to be entered into with the Assignor, the "Confirmations") directly to the Collateral Agent by wire transfer of immediately available funds to the following account: T&W Funding Operating Sub-Account of the "Centre Square Funding Corporation Operating Account," Account Number 14116-03433 or to such other office or account as CoreStates may direct.

        (b) All payments referred to in paragraph (a) above shall be made by the undersigned irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, and the undersigned will not seek to recover from the Collateral Agent for any reason any such payment once made.

        (c) The Collateral Agent shall be entitled to exercise any and all rights and remedies of the Assignor under the Assigned Agreement and Confirmations in accordance with the terms of the Assignment.

        (d) The undersigned will not, without the prior written consent of the Collateral Agent, (i) cancel or terminate the Assigned Agreement or consent to or accept any cancellation or termination thereof (other than the expiration or termination thereof by its terms) or (ii) amend or otherwise modify the Assigned Agreement.

        (e) The Assignor shall remain liable under the Assigned Agreement to perform all of its duties and obligations thereunder to the same extent as if the Assignment had not been executed.

        (f) The undersigned agrees that payments made to the undersigned pursuant to Section 4.3 of the Security Agreement shall be deemed to be payments made on behalf of the Assignor in connection with its obligations under the Assigned Agreement.




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        This Consent and Agreement shall be binding upon the undersigned and its successors and assigns, and shall inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, Centre Square, and their respective successors, transferees and assigns. This Consent and Agreement shall be governed by and construed in accordance with the laws of the State of New York without regards to conflicts of law principles.

        The undersigned agrees that it will not amend, modify or alter the Assigned Agreement without the prior written consent of MBIA and the Collateral Agent.

        The undersigned agrees that it will not initiate against, or join any person in instituting against, T&W Funding Company I, L.C.C., any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other similar proceeding under the laws of any jurisdiction until the later of (i) one year and a day after the Final Payment Date and (ii) cancellation of the Surety Bond (as such defined terms are defined in the Trust and Security Agreement and the Certificate Purchase Agreement, respectively). The undersigned agrees that each of the Collateral Agent and MBIA shall have the right to enforce the terms hereof.

        IN WITNESS WHEREOF, the undersigned has duly executed this Consent and Agreement as of the date set opposite its name below.

Dated:  February 7, 1997

                                        CORESTATES BANK, N.A.,
                                          as Counterparty


                                        By
                                          -------------------------------
                                        Title:


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